Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO THE SHAREHOLDERS AGREEMENT

This Amendment (this “Amendment”) dated as of March 31, 2017 and, effective as of, and conditioned on, the consummation of the Exchange Offers (as defined below), is made by Affinion Group Holdings, Inc., a Delaware corporation (the “Company”).  Capitalized terms used and not defined herein shall have the meaning ascribed thereto in the Shareholders Agreement (as defined below).

RECITALS

A.The Company entered into a Shareholders Agreement, dated as of November 9, 2015, as amended on October 4, 2016, with the investors party thereto (as amended, the “Shareholders Agreement”), to which various investors executed joinders in connection with the exchange offers and rights offering of the Company and its subsidiaries which were consummated on November 9, 2015.

B.In connection with exchange offers being proposed by the Company and certain of its subsidiaries, launching on or about the date hereof, pursuant to which the Company and such subsidiaries are seeking to exchange for new notes or cash up to all of the Company’s and such subsidiaries’ currently outstanding notes (the “Exchange Offers”), the Company desires to amend the Shareholders Agreement as set forth herein.

C.Pursuant to Sections 2.1(b)(i) and 6.11(c) of the Shareholders Agreement, prior to a Public Listing the Company is obligated to take all necessary action to cause the Board to be comprised of six (6) directors.

D.The Company desires to amend Section 2.1(b)(i) of the Shareholders Agreement to (i) change the size of the Board to seven (7) directors and (ii) grant authority to the Board, acting in its sole discretion, to increase the size of the Board to up to nine (9) directors.

E.The holders of Outstanding Company Common Stock whose approval constitutes a Stockholder Majority Vote have consented to this Amendment by written consent, effective as of March 31, 2017.

NOW, THEREFORE, in consideration of the covenants and agreements contained herein and in the Shareholders Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.	Amendment to the Shareholders Agreement

Section 2.1(b)(i) – Board of Directors – Election of Directors.  Section 2.1(b)(i) of the Shareholders Agreement is hereby amended and restated in its entirety as follows:

The board of directors of the Company (the “Board”) shall be comprised of seven (7) Directors, divided as evenly as possible into three (3) classes of Directors, and the Board, acting in its sole discretion, may increase such number of Directors to up to nine (9) Directors.

2.	Miscellaneous.
a.	The provisions of Sections 6.3 to 6.7 and 6.11 to 6.19 of the Shareholders Agreement are hereby incorporated by reference, mutatis mutandis, as if such provisions were set forth fully herein.
b.

This Amendment, the Shareholders Agreement and the other agreements expressly referenced in the Shareholders Agreement constitute the complete and exclusive statement of agreement among the Company and the Stockholders with respect to the subject matter hereof and supersede all prior written and oral statements by and among the Company and the Stockholders or any of them, and except as otherwise specifically contemplated by this Amendment or the Shareholders Agreement, no representation, statement, or condition or warranty not contained in this Amendment or the Shareholders Agreement will be binding on the Stockholders or the Company or have any force or effect whatsoever.

c.	Except as specifically amended hereby, the Shareholders Agreement shall remain in full force and effect.

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IN WITNESS WHEREOF, this Amendment is executed by the undersigned to be effective as of the date first written above.

THE COMPANY:
AFFINION GROUP HOLDINGS, INC.

By:	/s/ Gregory S. Miller
Name:	Gregory S. Miller
Title:	Executive Vice President and Chief Financial Officer

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

ARES DYNAMIC CREDIT ALLOCATION FUND, INC.		ARES STRATEGIC INVESTMENT PARTNERS LTD.
By: Ares Capital Management II LLC, its Adviser		BY: ARES STRATEGIC INVESTMENT MANAGEMENT LLC, AS INVESTMENT MANAGER
By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory	By:	/s/ Daniel Hayward
		Name:	Daniel Hayward
		Title:	Authorized Signatory

FUTURE FUND BOARD OF GUARDIANS		ASIP (HOLDCO) IV S.À.R.L.
BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV, L.P., ITS INVESTMENT MANAGER (ON BEHALF OF THE ASIP II SUB-ACCOUNT)		By: ASIP OPERATING MANAGER IV LLC, ITS INVESTMENT MANAGER
		By:	/s/ Daniel Hayward
BY: ARES ENHANCED LOAN INVESTMENT STRATEGY ADVISOR IV GP, LLC, ITS GENERAL PARTNER		Name:	Daniel Hayward
		Title:	Authorized Signatory

By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

Transatlantic Reinsurance Company		RSUI Indemnity Company
By: Ares ASIP VII Management, L.P., its Portfolio Manager		By: Ares ASIP VII Management, L.P., its Portfolio Manager
By: Ares ASIP VII GP, LLC, its General Partner		By: Ares ASIP VII GP, LLC, its General Partner

By:	/s/ Daniel Hayward	By:	/s/ Daniel Hayward
Name:	Daniel Hayward	Name:	Daniel Hayward
Title:	Authorized Signatory	Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

ANTHEM, INC.		ARES SPECIAL SITUATIONS FUND III, L.P.

BY: ARES WLP MANAGEMENT L.P., ITS MANAGER		BY: ASSF OPERATING MANAGER III, LLC, ITS MANAGER

BY: ARES WLP MANAGEMENT GP LLC, ITS GENERAL PARTNER		By:	/s/ Jeff Moore
		Name:	Jeff Moore
		Title:	Authorized Signatory
By:	/s/ Daniel Hayward
Name:	Daniel Hayward
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

THIRD AVENUE TRUST, ON BEHALF OF THIRD AVENUE FOCUSED FUND

By:	Third Avenue Management LLC, its investment adviser

By:	/s/ W. James Hall
Name:	W. James Hall
Title:	General Counsel

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

EMPYREAN CAPITAL MASTER OVERSEAS FUND, LTD.

By:	/s/ C. Martin Meekins
Name:	C. Martin Meekins
Title:	Authorized Person

P EMP LTD.

By:	/s/ C. Martin Meekins
Name:	C. Martin Meekins
Title:	Authorized Person

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

ALLIANZ GLOBAL INVESTORS U.S. LLC

By:	/s/ Brit Stickney
Name:	Brit Stickney
Title:	Managing Director

On behalf of:

NAME:

AllianzGI Convertible & Income Fund - HY

AllianzGI Convertible & Income Fund II - HY

AllianzGI Income & Growth High Yield

Allianz US High Yield

Allianz Income and Growth Fund – High Yield Sleeve

Allianz Target Return Bond US – HY Sub

AllianzGI High Yield Bond Fund

Allianz US High Yield Selection 2

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

PENNANTPARK INVESTMENT CORPORATION

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

PENNANTPARK FLOATING RATE CAPITAL LTD.

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

PENNANTPARK CREDIT OPPORTUNITIES FUND II, LP

By:	/s/ Arthur H. Penn
Name:	Arthur H. Penn
Title:	PennantPark Credit Opportunities Fund II, LP Managing Member of PennantPark Capital, LLC, the General Partner of the Fund

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

MORGAN STANLEY & CO. LLC

By:	/s/ Rich VanderMass
Name:	Rich VanderMass
Title:	Authorized Signatory

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

Symphony Asset Management LLC as investment advisor and/or Collateral Manager to clients who are Investors

By:	/s/ Judith MacDonald
Name:	Judith MacDonald
Title:	General Counsel

[Signature Page to Amendment No. 2 to the Shareholders Agreement]

INVESTORS:

Millco Advisors L.P.

By:	/s/ Tim Chizak
Name:	Tim Chizak
Title:	CFO

[Signature Page to Amendment No. 2 to the Shareholders Agreement]